Securities and Exchange Commission
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO
                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933




                           FRANKLIN STRATEGIC SERIES
                                   Registrant



                               INDEX TO EXHIBITS

(12)     Opinion of Dechert Price & Rhoads as to tax consequences
         (including consent of such firm).

(14)     (a)      Consent of Coopers & Lybrand, LLP.

         (b)      Consent of McGladrey & Pullen, LLP.

(16)     Power of Attorney.

(17)     (a)      Copy of Registrant's Declaration pursuant to Rule 24f-2
                  under the Investment Company Act of 1940, as amended.

         (b)      Form of Proxy.